                                                                   Exhibit 99.2

PROXY CARD
[LOGO]
                         Special Meeting of Shareowners
                                       at
                          Honeywell International Inc.
                                100 Columbia Road
                           Morris Township, New Jersey

                               [Month, day], 2001
                                     [time]

                                 You May Vote by
                      the Internet, by Telephone or by Mail
                       (see instructions on reverse side)

                             YOUR VOTE IS IMPORTANT

Detach proxy card here if you are not voting by the internet or by telephone.

--------------------------------------------------------------------------------

[LOGO]                                                                 P R O X Y

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HONEYWELL INTERNATIONAL INC. SPECIAL MEETING OF SHAREOWNERS [MONTH, DAY], 2001.

         The undersigned hereby appoints MICHAEL R. BONSIGNORE, PETER M. KREINDLER AND KATHLEEN M. GIBSON as proxies (each with power to act alone and with full power of substitution) to vote, as designated herein, all shares the undersigned is entitled to vote at the Special Meeting of Shareowners of Honeywell International Inc. to be held on [month, day], 2001, and at any and all adjournments thereof. The proxies are authorized to vote in their discretion upon such other business as may properly come before the Special Meeting and any and all adjournments thereof.

                               -------------------

Your vote for approval and adoption of the Agreement and Plan of Merger, dated as of October 22, 2000, between General Electric Company and Honeywell International Inc. and the merger provided for therein as described in the accompanying Proxy Statement may be specified on the reverse side.

     NOTE: After signing, please insert            Honeywell International Inc.
     this Proxy in the enclosed envelope so        [proxy solicitor address]
     that the address at right shows through
     the window.

IF PROPERLY SIGNED, DATED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER AND THE MERGER
IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OF HONEYWELL INTERNATIONAL INC.

                (SPECIFY CHOICES AND SIGN ON REVERSE SIDE)

                                       1
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[LOGO] [REVERSE SIDE OF PROXY]

                             YOUR VOTE IS IMPORTANT
                           VOTE BY INTERNET/TELEPHONE
                          24 HOURS A DAY, 7 DAYS A WEEK



-------------------------------------------------------------- --------------------------------------------------
INTERNET                                                       TELEPHONE
-------------------------------------------------------------- --------------------------------------------------

http://proxy.shareholder.com/hon                               1-800-xxx-xxxx
GO TO THE WEBSITE ADDRESS LISTED ABOVE.                        USE ANY TOUCH-TONE TELEPHONE.
HAVE YOUR PROXY CARD READY.                                    THIS IS A TOLL-FREE NUMBER.
ENTER YOUR CONTROL NUMBER LOCATED IN THE BOX BELOW.            HAVE YOUR PROXY CARD READY.
FOLLOW THE SIMPLE INSTRUCTIONS THAT                            ENTER YOUR CONTROL NUMBER LOCATED IN THE BOX
APPEAR ON YOUR COMPUTER SCREEN.                                BELOW.
                                                               FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
-------------------------------------------------------------- --------------------------------------------------

--------------------------------------------------------------------------------
Your internet or telephone vote authorizes the named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.
--------------------------------------------------------------------------------

The Honeywell Inc. Savings and Stock Ownership Plan requires that the Trustee receive voting instructions for shares held under the plan by [month,day], 2001. To meet this requirement, either complete this card and mail it to be received no later than [month,day], 2000, or vote by telephone or via the internet by [month, day], 2001. After [month,day], 2001, your voting instructions for Plan shares cannot be revoked. Also, you may not vote Plan shares in person at the meeting. The Trustee is authorized to vote the Plan shares for which instructions have been given on any other business that may come before the meeting. The Bank of New York will tally the vote on behalf of the Trustee.
--------------------------------------------------------------------------------

                                 1-800-xxx-xxxx
                             CALL TOLL-FREE TO VOTE
                 ----------------------------------------------
                               CONTROL NUMBER FOR
                           INTERNET/TELEPHONE VOTING

                 ----------------------------------------------

THE INTERNET AND TELEPHONE VOTING FACILITIES WILL CLOSE AT 9:00 A.M. E.D.T. ON [MONTH, DAY], 2001.

Please complete (X) in blue or black ink.

THE BOARD OF DIRECTORS OF HONEYWELL INTERNATIONAL INC. RECOMMENDS A VOTE FOR PROPOSAL 1.

1. To approve and adopt the Agreement and Plan of Merger, dated as of October 22, 2000, between General Electric Company and Honeywell International Inc. and the merger provided for therein, as described in the accompanying proxy statement/prospectus.

FOR  [ ]   AGAINST       [ ]    ABSTAIN         [ ]


Please complete (X) if you want your vote kept confidential under the policy described in the Proxy Statement. [ ]

                                            Please sign exactly as name appears
                                            on this Proxy. Joint owners should
                                            all sign. Executors, administrators,
                                            trustees and others acting in a
                                            representative capacity should
                                            indicate title when signing.

                                            Dated ______________________, 2001

                                            Signed _____________________


                     --------------------------------------

Please sign, date and return this Proxy promptly in the enclosed envelope.

I have included comments, or a change of address.                          [ ]

I do not wish to receive future annual reports for this account.           [ ]

I plan to attend the special meeting.                                      [ ]

I agree to access future proxy statements and annual
reports electronically.                                                    [ ]

                                       3